UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2025
SALARIUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Holcombe Blvd.
Suite X
Houston, TX	77021
(Address of principal executive offices)	(Zip Code)
(713) -913-5608
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02 Results of Operations and Financial Condition.
On January 17, 2025, Salarius Pharmaceuticals, Inc. (the “Company”) disclosed that, as of December 31, 2024, the Company estimates that its cash and cash equivalents totaled $2.4 million, which were held in bank deposit accounts and a money market account. Such amounts are preliminary, have not been audited and are subject to change upon completion of the Company's audited financial statements for the year ended December 31, 2024. Additional information and disclosures would be required for a more complete understanding of the Company's financial position and results of operations as of December 31, 2024.
Item 3.02 Unregistered Sales of Equity Securities.
On January 13, 2025, the Company issued and sold 141,000 shares (the “Purchase Shares”) of the Company’s common stock, par value $0.0001 per share, to C/M Capital Master Fund, LP (“Investor”), pursuant to that certain Securities Purchase Agreement dated December 12, 2024, by and between Investor and the Company (the “Purchase Agreement”), as previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2024. This issuance and sale was made following written notice delivered by the Company to Investor, directing Investor to purchase the Purchase Shares.
Pursuant to the Purchase Agreement, the purchase price paid by Investor was $3.50 per Purchase Share, for an aggregate purchase price of $493,500. The Company also issued 1,410 shares of its common stock (the “Commitment Shares”) to Investor as commitment shares pursuant to the terms of the Purchase Agreement.
The issuance and sale of the Purchase Shares and the Commitment Shares is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Regulation D thereunder. The Company relied, in part, upon representations from Investor in the Purchase Agreement that Investor was an accredited investor as defined in Regulation D under the Securities Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARIUS PHARMACEUTICALS, INC.

Date: January 17, 2025	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum
Executive Vice President & Chief Financial Officer
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